UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 14, 2018

                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36769	    47-2449198
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                May 14, 2018


ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         On May 14, 2018, FRP Holdings, Inc. (the "Company") held its 2018 Annual Meeting of Shareholders (the "Annual Meeting"). There were 10,014,667 shares entitled to be voted. Of this amount, 9,605,468 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

       	(1) The shareholders approved the agreement of purchase and sale (the "Sale Agreement") dated as of March 22, 2018, by and among the Company, certain of its subsidiaries and BRE Foxtrot Parent LLC ("BRE"), pursuant to which the Company agreed to sell to BRE its portfolio of 41 warehouse properties and three additional land parcels, subject to the terms and conditions of the Sale Agreement (the "Asset Sale Proposal").

	(2) The shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of FRP's named executive officers in connection with the transactions contemplated by the Sale Agreement, including the agreements and understandings pursuant to which such compensation may be paid or become payable (the "Sale-Related Compensation Proposal").

	(3) The shareholders approved an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Asset Sale Proposal (the "Adjournment Proposal").

 	(4) The shareholders voted to elect each of the five (5) director nominees listed in the proxy statement.

        (5) The shareholders voted to ratify the Audit Committee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2018.

        (6) The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement.

      The Company's inspector of elections certified the following vote tabulations:


Asset Sale                  Votes         Votes         Votes        Broker
Proposal                     For         Against       Abstain      Non-Votes
---------------------     ---------     ---------     ---------     ---------
                          8,620,259 	   20,811         6,834       958,014


Sale-Related                Votes         Votes         Votes        Broker
Compensation Proposal        For         Against       Abstain      Non-Votes
---------------------     ---------     ---------     ---------     ---------
                       	  8,530,665        89,407        27,382       958,014


Adjournment                 Votes         Votes         Votes        Broker
Proposal                     For         Against       Abstain      Non-Votes
---------------------     ---------     ---------     ---------     ---------
                       	  7,926,432       714,638         6,384       958,014


Board of                          Votes          Votes         Broker
Directors Nominees                 For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John D. Baker II                8,623,884         23,570        958,014
Charles E. Commander III	8,616,161         31,293        958,014
H. W. Shad III                  8,620,722         26,732        958,014
Martin E. Stein, Jr.	        8,392,149        255,305        958,014
William H. Walton III           8,621,411         26,043        958,014


Ratification of            Votes         Votes         Votes        Broker
Independent Auditor         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         9,599,190         4,993         1,285             0


Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,597,553        46,627         3,274       958,014

Consummation of the transactions contemplated by the Sale Agreement are subject to the satisfaction of certain customary closing conditions, all as set forth in the Sale Agreement and discussed in detail in the proxy statement prepared in connection with the Annual Meeting, which is available on the U.S. Securities and Exchange Commission's website at www.sec.gov.au. Assuming satisfaction of the closing conditions, the Company expects the closing of the transaction to occur on or about May 21, 2018.


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ITEM 8.01  OTHER EVENTS.

       The Company has posted a presentation to shareholders on its website, www.frpholdings.com, under the Investor Relations tab.

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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FRP HOLDINGS, INC.


Date:  May 17, 2018         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Chief Financial Officer


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